UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2015

IHEARTMEDIA, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-53354	26-0241222
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 East Basse Road

San Antonio, Texas 78209

(Address of principal executive offices)

Registrant’s telephone number, including area code: (210) 822-2828

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

Effective during the first quarter of 2015, and in connection with certain changes in senior management at Clear Channel Outdoor Holdings, Inc., (“CCOH”) an indirect wholly owned subsidiary of iHeartMedia, Inc. (the “Company”), the Company reevaluated its segment reporting and determined that CCOH’s Latin American operations were more appropriately aligned with the operations of the Americas Outdoor segment. As a result, the operations of Latin America are no longer reflected within CCOH’s International Outdoor segment and are currently included in the results of the Americas Outdoor segment. In addition, the Company reorganized a portion of its national representation business such that the cost of sales personnel for iHeartMedia radio stations are now included in the iHM segment and the national representation business no longer charges the iHM segment for intercompany cost allocations. These changes have been reflected in the Company’s segment reporting beginning in the first quarter of 2015.

In this Form 8-K, the Company is providing a revised Management’s Discussion and Analysis of Financial Condition and Results of Operations (“MD&A”) and consolidated financial statements and notes thereto for the years ended December 31, 2014, 2013 and 2012, to revise the segment disclosures for those periods to conform to its new organization structure. The revised MD&A and consolidated financial statements otherwise continue to speak as of the date of the filing of the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 (the “2014 Form 10-K”) with the Securities and Exchange Commission (“SEC”) and have not been updated for events or developments that occurred subsequent to such filing. For developments since the filing of the 2014 Form 10-K, please refer to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2015 and the Company’s Current Reports on Form 8-K filed since February 19, 2015, the filing date of the 2014 Form 10-K.

Annual revenue, direct operating expenses, selling, general and administrative (“SG&A”) expenses and depreciation and amortization associated with the Latin American operations are provided below:

(in thousands)	Year Ended December 31,
	2014	2013	2012
Revenue	$97,433	$95,305	$88,412
Direct operating expenses	50,157	44,081	43,512
SG&A expenses	21,672	22,724	51,400
Depreciation and amortization	9,288	9,434	8,349

Annual revenue, direct operating expenses and SG&A expenses associated with the national representation business intercompany allocations and the reclassification of certain digital costs from SG&A to direct operating expenses are provided below:

	iHM Segment			Other Segment
	Year Ended December 31,			Year Ended December 31,
	2014	2013	2012	2014	2013	2012
Revenue	$—	$—	$—	$48,244	$45,871	$50,212
Direct operating expenses	6,585	10,933	6,129	—	—	—
SG&A expenses	33,648	35,393	33,934	21,181	21,411	22,407

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Revised Management’s Discussion and Analysis of Financial Condition and Results of Operations

99.2	Revised Financial Statements, Notes to Consolidated Financial Statements and Schedule

101	Interactive Data Files

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IHEARTMEDIA, INC.

Date: June 24, 2015	By:	/s/ Scott D. Hamilton
Scott D. Hamilton
Senior Vice President, Chief Accounting Officer and Assistant Secretary

Exhibit Index

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Revised Management’s Discussion and Analysis of Financial Condition and Results of Operations

99.2	Revised Financial Statements, Notes to Consolidated Financial Statements and Schedule

101	Interactive Data Files